Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Second Quarter 2020 Financial Results
Carlsbad, Calif. – July 23, 2020 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications, today announced financial results for the second quarter ended June 30, 2020.

Second Quarter Financial Highlights
GAAP basis:
•Net revenue was $65.2 million, up 5% sequentially, and down 21% year-on-year.
•GAAP gross margin was 50.2%, compared to 49.6% in the prior quarter, and 53.4% in the year-ago quarter.
•GAAP operating expenses were $55.5 million in the second quarter 2020, or 85% of net revenue, compared to $50.9 million in the prior quarter, or 82% of net revenue, and $47.0 million in the year-ago quarter, or 57% of net revenue.
•GAAP loss from operations was 35% of revenue, compared to loss from operations of 32% in the prior quarter, and loss from operations of 4% in the year-ago quarter.
•Net cash flow provided by operating activities was $9.3 million, compared to $6.6 million in the prior quarter, and $12.4 million in the year-ago quarter.
•GAAP diluted loss per share was $0.30, compared to diluted loss per share of $0.21 in the prior quarter, and diluted loss per share of $0.03 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 63.7%. This compares to 63.8% in the prior quarter, and 63.9% in the year-ago quarter.
•Non-GAAP operating expenses were $32.6 million, or 50% of revenue, compared to $31.7 million or 51% of revenue in the prior quarter, and $32.8 million or 40% of revenue in the year-ago quarter.
•Non-GAAP income from operations was 14% of revenue, compared to 13% in the prior quarter, and 24% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.09, compared to diluted earnings per share of $0.07 in the prior quarter, and diluted earnings per share of $0.22 in the year-ago quarter.

Management Commentary

“In the second quarter, revenue results were in line with our recent preliminary revenue guidance, gross margin was strong, and operating expenses were tightly managed to below the mid-point of our guidance. Our business showed solid improvements due to stronger-than-expected revenues in broadband driven by demand uptick, as well as analog product sales recovery. The work-from-home environment has strongly benefited our connected home business owing to noticeable inflection in bandwidth demand at home. The infrastructure business also saw meaningful quarterly improvements over previous results, supporting our positive outlook on the new product ramps. Finally, the high-performance analog products selling into our industrial, multi-market segment recovered extremely well in the quarter with impressive results,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

“Additionally, MaxLinear’s acquisition of Intel’s Home Gateway Platform Division is on track to close during the current quarter ending September 30, 2020,” continued Dr. Seendripu.

Third Quarter 2020 Business Outlook

The company expects revenue in the third quarter 2020 to be approximately $72 million to $76 million. The Company also estimates the following:
•GAAP gross margin of approximately 51.5% to 52.5%;
•Non-GAAP gross margin of approximately 63.5% to 64.5%;
•GAAP operating expenses of approximately $60.0 million to $61.0 million; and
•Non-GAAP operating expenses of approximately $32.5 million to $33.5 million.

Webcast and Conference Call

MaxLinear will host its second quarter financial results conference call today, July 23, 2020 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until August 6, 2020. A replay of the conference call will also be available until August 6, 2020 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13707071.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for third quarter 2020 revenue, gross margins, and operating expenses) and statements concerning expectations of potential developments in our target markets, including management’s views with respect to the prospects for and trends in our connected home and 5G wireless and fiber-optic high-speed interconnect infrastructure markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions and our expectations with respect to the impact of our pending acquisition of the Home Gateway Platform Division of Intel Corporation, which we refer to as the WiFi and Broadband assets business. With respect to our pending acquisition of the WiFi and Broadband assets business, we face particular risks associated with our ability to close and complete the acquisition and integrate the acquired business and maintain relationships with employees, customers, and vendors. The WiFi and Broadband assets business operates in jurisdictions materially affected by the novel coronavirus (COVID-19) pandemic, which enhances integration risks, particularly relating to employee hiring and retention. The WiFi and Broadband assets business has operations that differ from those of MaxLinear, and we may be unable to realize anticipated strategic, financial, and operating synergies. In addition, we anticipate incurring substantial incremental acquisition-related indebtedness, which will enhance specific risks relating to our ability to service interest and principal payments on our combined indebtedness and limitations on our operating flexibility based on financial and operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that may limit our ability to obtain additional financing, issue guarantees, create liens, make certain restricted payments or repay certain obligations or to pursue future acquisitions. Additional risks and uncertainties affecting our business and future operating results and our anticipated acquisition include, without limitation, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; impact of the COVID-19 pandemic on customer demand and on our business and global financial markets in general; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; our reliance on a limited number of third party manufacturers; our lack of long-term supply contracts and dependence on limited sources of supply; uncertainties concerning how end user markets for our products will develop, including in particular markets we have entered more recently such as the 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets such as connected home; and uncertainties concerning the outcome of global trade negotiations, export control limitations, and heightened geopolitical risks generally.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 5, 2020, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 29, 2020, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of July 23, 2020, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2020, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2019 which we settled in shares of common stock in 2020; (iv) amortization of purchased intangible assets; (v) depreciation of fixed assets step-up; (vi) acquisition costs related to our recently announced acquisition; (vii) professional fees and settlement costs related to IP and commercial litigation matters; (viii) severance and other restructuring charges; (ix) impairment losses on intangible assets; and (x) non-cash income tax benefits and expenses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2019 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in March 2020. We currently expect that bonus awards under our fiscal 2020 program will be settled in common stock in the first quarter of fiscal 2021.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, depreciation of step-up of property and equipment to fair value, and acquisition costs primarily consisting of professional and consulting fees.
Impairment losses relate to certain intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the third quarter 2020.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
Net revenue	$65,220	$62,027	$82,507
Cost of net revenue	32,477	31,265	38,427
Gross profit	32,743	30,762	44,080
Operating expenses:
Research and development	27,984	25,689	24,304
Selling, general and administrative	27,470	24,632	22,327
Impairment losses	—	86	—
Restructuring charges	64	489	416
Total operating expenses	55,518	50,896	47,047
Loss from operations	(22,775)	(20,134)	(2,967)
Interest income	31	225	192
Interest expense	(2,183)	(2,476)	(2,853)
Other income (expense), net	(81)	180	(14)
Total interest and other income (expense), net	(2,233)	(2,071)	(2,675)
Loss before income taxes	(25,008)	(22,205)	(5,642)
Income tax benefit	(3,201)	(6,736)	(3,413)
Net loss	$(21,807)	$(15,469)	$(2,229)
Net loss per share:
Basic	$(0.30)	$(0.21)	$(0.03)
Diluted	$(0.30)	$(0.21)	$(0.03)
Shares used to compute net loss per share:
Basic	72,740	72,039	70,917
Diluted	72,740	72,039	70,917

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Six Months Ended
	June 30, 2020	June 30, 2019
Net revenue	$127,247	$167,142
Cost of net revenue	63,742	77,985
Gross profit	63,505	89,157
Operating expenses:
Research and development	53,673	51,703
Selling, general and administrative	52,102	45,918
Impairment losses	86	—
Restructuring charges	553	2,333
Total operating expenses	106,414	99,954
Loss from operations	(42,909)	(10,797)
Interest income	256	339
Interest expense	(4,659)	(5,828)
Other income (expense), net	99	(669)
Total interest and other income (expense), net	(4,304)	(6,158)
Loss before income taxes	(47,213)	(16,955)
Income tax benefit	(9,937)	(9,875)
Net loss	$(37,276)	$(7,080)
Net loss per share:
Basic	$(0.51)	$(0.10)
Diluted	$(0.51)	$(0.10)
Shares used to compute net loss per share:
Basic	72,389	70,445
Diluted	72,389	70,445

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
Operating Activities
Net loss	$(21,807)	$(15,469)	$(2,229)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and depreciation	16,532	16,733	16,646
Impairment losses	—	86	—
Amortization of debt issuance costs and accretion of discount on debt and leases	397	410	391
Stock-based compensation	12,085	6,827	8,207
Deferred income taxes	(2,879)	(6,208)	(4,600)
Loss on disposal of property and equipment	—	—	11
Impairment of leasehold improvements	—	163	—
Impairment of leased right-of-use assets	—	44	—
(Gain) loss on foreign currency	20	(246)	(54)
Excess tax deficiencies (benefits) on stock-based awards	(472)	94	(2,074)
Changes in operating assets and liabilities:
Accounts receivable	3,362	5,615	3,022
Inventory	(3,184)	353	(122)
Prepaid expenses and other assets	(669)	1,443	(648)
Leased right-of-use assets	(314)	640	981
Accounts payable, accrued expenses and other current liabilities	6,020	(785)	2,961
Accrued compensation	4,396	3,361	(209)
Accrued price protection liability	(2,132)	(4,537)	(7,649)
Lease liabilities	(1,279)	(1,430)	(2,179)
Other long-term liabilities	(816)	(446)	(11)
Net cash provided by operating activities	9,260	6,648	12,444
Investing Activities
Purchases of property and equipment	(3,901)	(1,035)	(524)
Purchases of intangible assets	(13)	—	—
Net cash used in investing activities	(3,914)	(1,035)	(524)
Financing Activities
Repayment of debt	—	—	(15,000)
Net proceeds from issuance of common stock	4,154	488	3,305
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,024)	(475)	(5,408)
Net cash provided by (used in) financing activities	3,130	13	(17,103)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	513	(303)	354
Increase (decrease) in cash, cash equivalents and restricted cash	8,989	5,323	(4,829)
Cash, cash equivalents and restricted cash at beginning of period	98,440	93,117	71,867
Cash, cash equivalents and restricted cash at end of period	$107,429	$98,440	$67,038

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six months ended
	June 30, 2020	June 30, 2019
Operating Activities
Net loss	$(37,276)	$(7,080)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and depreciation	33,265	33,509
Impairment losses	86	—
Amortization of debt issuance costs and accretion of discount on debt and leases	807	793
Stock-based compensation	18,912	15,954
Deferred income taxes	(9,087)	(11,076)
Loss on disposal of property and equipment	—	46
Impairment of leasehold improvements	163	1,442
Impairment of leased right-of-use assets	44	2,182
Gain on extinguishment of lease liabilities	—	(2,880)
(Gain) loss on foreign currency	(226)	513
Excess tax benefits on stock-based awards	(378)	(3,811)
Changes in operating assets and liabilities:
Accounts receivable	8,977	2,880
Inventory	(2,831)	(1,137)
Prepaid expenses and other assets	774	(44)
Leased right-of-use assets	326	1,626
Accounts payable, accrued expenses and other current liabilities	5,235	4,882
Accrued compensation	7,757	684
Accrued price protection liability	(6,669)	(5,160)
Lease liabilities	(2,709)	(4,304)
Other long-term liabilities	(1,262)	(530)
Net cash provided by operating activities	15,908	28,489
Investing Activities
Purchases of property and equipment	(4,936)	(2,679)
Purchases of intangible assets	(13)	—
Net cash used in investing activities	(4,949)	(2,679)
Financing Activities
Repayment of debt	—	(30,000)
Net proceeds from issuance of common stock	4,642	5,933
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,499)	(9,827)
Net cash provided by (used in) financing activities	3,143	(33,894)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	210	931
Increase (decrease) in cash, cash equivalents and restricted cash	14,312	(7,153)
Cash, cash equivalents and restricted cash at beginning of period	93,117	74,191
Cash, cash equivalents and restricted cash at end of period	$107,429	$67,038

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2020	March 31, 2020	June 30, 2019
Assets
Current assets:
Cash and cash equivalents	$107,362	$98,373	$66,629
Short-term restricted cash	9	10	344
Accounts receivable, net	41,434	44,796	56,618
Inventory	34,284	31,088	42,875
Prepaid expenses and other current assets	7,489	6,342	6,184
Total current assets	190,578	180,609	172,650
Long-term restricted cash	58	57	65
Property and equipment, net	18,059	15,751	15,738
Leased right-of-use assets	8,942	9,864	20,624
Intangible assets, net	159,441	173,570	216,342
Goodwill	238,330	238,330	238,330
Deferred tax assets	76,371	73,492	62,667
Other long-term assets	1,281	1,752	2,744
Total assets	$693,060	$693,425	$729,160

Liabilities and stockholders’ equity
Current liabilities	$69,964	$62,428	$66,918
Long-term lease liabilities	6,833	8,029	16,515
Long-term debt	207,486	207,197	226,335
Other long-term liabilities	6,802	7,614	8,016
Stockholders’ equity	401,975	408,157	411,376
Total liabilities and stockholders’ equity	$693,060	$693,425	$729,160

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
GAAP gross profit	$32,743	$30,762	$44,080
Stock-based compensation	126	148	147
Performance based equity	109	69	—
Amortization of purchased intangible assets	8,581	8,581	8,478
Non-GAAP gross profit	41,559	39,560	52,705

GAAP R&D expenses	27,984	25,689	24,304
Stock-based compensation	(5,040)	(3,746)	(4,222)
Performance based equity	(2,054)	(1,750)	—
Non-GAAP R&D expenses	20,890	20,193	20,082

GAAP SG&A expenses	27,470	24,632	22,327
Stock-based compensation	(6,920)	(2,933)	(3,823)
Performance based equity	(1,144)	(1,136)	—
Amortization of purchased intangible assets	(5,549)	(5,723)	(5,792)
Acquisition costs	(2,090)	(3,270)	—
IP litigation costs, net	(54)	(60)	(13)
Non-GAAP SG&A expenses	11,713	11,510	12,699

GAAP impairment losses	—	86	—
Impairment losses	—	(86)	—
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	64	489	416
Restructuring charges	(64)	(489)	(416)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(22,775)	(20,134)	(2,967)
Total non-GAAP adjustments	31,731	27,991	22,891
Non-GAAP income from operations	8,956	7,857	19,924

GAAP and non-GAAP interest and other income (expense), net	(2,233)	(2,071)	(2,675)

GAAP loss before income taxes	(25,008)	(22,205)	(5,642)
Total non-GAAP adjustments	31,731	27,991	22,891
Non-GAAP income before income taxes	6,723	5,786	17,249

GAAP income tax benefit	(3,201)	(6,736)	(3,413)
Adjustment for non-cash tax benefits/expenses	3,605	7,083	4,621
Non-GAAP income tax provision	404	347	1,208

GAAP net loss	(21,807)	(15,469)	(2,229)
Total non-GAAP adjustments before income taxes	31,731	27,991	22,891
Less: total tax adjustments	3,605	7,083	4,621
Non-GAAP net income	$6,319	$5,439	$16,041

Shares used in computing non-GAAP basic net income per share	72,740	72,039	70,917
Shares used in computing non-GAAP diluted net income per share	73,772	72,673	72,389
Non-GAAP basic net income per share	$0.09	$0.08	$0.23
Non-GAAP diluted net income per share	$0.09	$0.07	$0.22

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Six Months Ended
	June 30, 2020	June 30, 2019
GAAP gross profit	$63,505	$89,157
Stock-based compensation	274	277
Performance based equity	178	73
Amortization of purchased intangible assets	17,162	16,902
Non-GAAP gross profit	81,119	106,409

GAAP R&D expenses	53,673	51,703
Stock-based compensation	(8,786)	(8,435)
Performance based equity	(3,804)	(925)
Depreciation of fixed asset step-up	—	(6)
Non-GAAP R&D expenses	41,083	42,337

GAAP SG&A expenses	52,102	45,918
Stock-based compensation	(9,853)	(7,227)
Performance based equity	(2,280)	(939)
Amortization of purchased intangible assets	(11,272)	(11,590)
Acquisition costs	(5,360)	—
IP litigation costs, net	(114)	(13)
Non-GAAP SG&A expenses	23,223	26,149

GAAP impairment losses	86	—
Impairment losses	(86)	—
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	553	2,333
Restructuring charges	(553)	(2,333)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(42,909)	(10,797)
Total non-GAAP adjustments	59,722	48,720
Non-GAAP income from operations	16,813	37,923

GAAP and non-GAAP interest and other income (expense), net	(4,304)	(6,158)

GAAP loss before income taxes	(47,213)	(16,955)
Total non-GAAP adjustments	59,722	48,720
Non-GAAP income before income taxes	12,509	31,765

GAAP income tax benefit	(9,937)	(9,875)
Adjustment for non-cash tax benefits/expenses	10,688	12,099
Non-GAAP income tax provision	751	2,224

GAAP net loss	(37,276)	(7,080)
Total non-GAAP adjustments before income taxes	59,722	48,720
Less: total tax adjustments	10,688	12,099
Non-GAAP net income	$11,758	$29,541

Shares used in computing non-GAAP basic net income per share	72,389	70,445
Shares used in computing non-GAAP diluted net income per share	73,223	72,147
Non-GAAP basic net income per share	$0.16	$0.42
Non-GAAP diluted net income per share	$0.16	$0.41

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
GAAP gross profit	50.2%	49.6%	53.4%
Stock-based compensation	0.2%	0.2%	0.2%
Performance based equity	0.2%	0.1%	—%
Amortization of purchased intangible assets	13.2%	13.8%	10.3%
Non-GAAP gross profit	63.7%	63.8%	63.9%

GAAP R&D expenses	42.9%	41.4%	29.5%
Stock-based compensation	(7.7)%	(6.0)%	(5.1)%
Performance based equity	(3.1)%	(2.8)%	—%
Non-GAAP R&D expenses	32.0%	32.6%	24.3%

GAAP SG&A expenses	42.1%	39.7%	27.1%
Stock-based compensation	(10.6)%	(4.7)%	(4.6)%
Performance based equity	(1.8)%	(1.8)%	—%
Amortization of purchased intangible assets	(8.5)%	(9.2)%	(7.0)%
Acquisition costs	(3.2)%	(5.3)%	—%
IP litigation costs, net	(0.1)%	(0.1)%	—%
Non-GAAP SG&A expenses	18.0%	18.6%	15.4%

GAAP impairment losses	—%	0.1%	—%
Impairment losses	—%	(0.1)%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	0.1%	0.8%	0.5%
Restructuring charges	(0.1)%	(0.8)%	(0.5)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(34.9)%	(32.5)%	(3.6)%
Total non-GAAP adjustments	48.7%	45.1%	27.7%
Non-GAAP income from operations	13.7%	12.7%	24.1%

GAAP interest and other income (expense), net	(3.4)%	(3.3)%	(3.2)%

GAAP loss before income taxes	(38.3)%	(35.8)%	(6.8)%
Total non-GAAP adjustments before income taxes	48.7%	45.1%	27.7%
Non-GAAP income before income taxes	10.3%	9.3%	20.9%

GAAP income tax benefit	(4.9)%	(10.9)%	(4.1)%
Adjustment for non-cash tax benefits/expenses	5.5%	11.4%	5.6%
Non-GAAP income tax provision	0.6%	0.6%	1.5%

GAAP net loss	(33.4)%	(24.9)%	(2.7)%
Total non-GAAP adjustments before income taxes	48.7%	45.1%	27.7%
Less: total tax adjustments	5.5%	11.4%	5.6%
Non-GAAP net income	9.7%	8.8%	19.4%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Six Months Ended
	June 30, 2020	June 30, 2019
GAAP gross profit	49.9%	53.3%
Stock-based compensation	0.2%	0.2%
Performance based equity	0.1%	0.0%
Amortization of purchased intangible assets	13.5%	10.1%
Non-GAAP gross profit	63.7%	63.7%

GAAP R&D expenses	42.2%	30.9%
Stock-based compensation	(6.9)%	(5.0)%
Performance based equity	(3.0)%	(0.6)%
Depreciation of fixed asset step-up	—%	—%
Non-GAAP R&D expenses	32.3%	25.3%

GAAP SG&A expenses	40.9%	27.5%
Stock-based compensation	(7.7)%	(4.3)%
Performance based equity	(1.8)%	(0.6)%
Amortization of purchased intangible assets	(8.9)%	(6.9)%
Acquisition costs	(4.2)%	—%
IP litigation costs, net	(0.1)%	—%
Non-GAAP SG&A expenses	18.3%	15.6%

GAAP impairment losses	0.1%	—%
Impairment losses	(0.1)%	—%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.4%	1.4%
Restructuring charges	(0.4)%	(1.4)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(33.7)%	(6.5)%
Total non-GAAP adjustments	46.9%	29.1%
Non-GAAP income from operations	13.2%	22.7%

GAAP interest and other income (expense), net	(3.4)%	(3.7)%

GAAP loss before income taxes	(37.1)%	(10.1)%
Total non-GAAP adjustments before income taxes	46.9%	29.1%
Non-GAAP income before income taxes	9.8%	19.0%

GAAP income tax benefit	(7.8)%	(5.9)%
Adjustment for non-cash tax benefits/expenses	8.4%	7.2%
Non-GAAP income tax provision	0.6%	1.3%

GAAP net loss	(29.3)%	(4.2)%
Total non-GAAP adjustments before income taxes	46.9%	29.1%
Less: total tax adjustments	8.4%	7.2%
Non-GAAP net income	9.2%	17.7%